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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   Form 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                  May 1, 2000
                                  -----------
                Date of Report (Date of earliest event reported)

                                  Eco-Rx, Inc.
                                  ------------
       (Exact name of registrant as specified in its charter)

         Florida                     0-28117                   65-0569329
         -------                     -------                   ----------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

                           2051 Northeast 191 Drive
                          North Miami Beach, FL 33179
                          ---------------------------
       (Address of principal executive offices)               (Zip Code)

                                (305) 937-1862
                                --------------

              Registrant's telephone number, including area code
   .........................................................................

        (Former name or former address, if changed since last report.)

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Item 4.    Changes in Registrant's Certifying Accountant

     a. Effective May 1, 2000, the Registrant dismissed Morrison, Brown, Argiz & Company ("MBA") as its certifying accountant.

     b. The previous two reports prepared by MBA were qualified as to uncertainty. The fourth paragraph of the Independent Auditors' Report dated July 29, 1999 states: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. ...the Company is in the development stage and its ability to continue in the normal course of business is dependent upon its ability to raise capital and the success of future operations."

     c. The decision to change was made by the Board of Directors of Registrant upon the recommendation of Registrant's chief financial officer.

     d. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.



                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Eco-Rx, Inc.
                                              (Registrant)

                                              /s/ Joseph M. Peiken
                                              ------------------------
                                                     (Signature)
                                                  Joseph M. Peiken,
                                           CFO, VICE PRESIDENT - FINANCE

Date:  May 3, 2000